Exhibit 99.1

LogMeIn Announces Second Quarter 2020 Results

Boston, July 29, 2020 – LogMeIn, Inc. (NASDAQ: LOGM), a leading provider of cloud-based connectivity, today announced its results for the second quarter ended June 30, 2020.

Second quarter 2020 financial highlights include:

•	Revenue was $350.7 million, up 12% compared with the second quarter of 2019
•	GAAP net income was $19.0 million or $0.39 per diluted share and non-GAAP net income was $75.9 million or $1.54 per diluted share
•	EBITDA was $101.6 million or 29.0% of revenue and Adjusted EBITDA was $119.3 million or 34.0% of revenue
•	Cash flow from operations was $80.7 million or 23.0% of revenue and adjusted free cash flow was $88.6 million or 25.3% of revenue
•	Total deferred revenue was $458.4 million, up $7.1 million from the first quarter of 2020

Update on the Merger

In December 2019, LogMeIn announced that it had reached a definitive agreement to be acquired by affiliates of Francisco Partners and Evergreen Coast Capital Corp., the private equity affiliate of Elliott Management Corporation. On March 12, 2020, LogMeIn’s stockholders voted to adopt the merger agreement at a special stockholders meeting. In July 2020, the parties received the final regulatory approvals required to complete the transaction and now anticipate the merger to close later in the third quarter of 2020, following the completion of Francisco Partners’ and Evergreen Coast Capital Corp.’s debt marketing periods, and subject to the satisfaction or waiver of any remaining customary closing conditions.

Conference Call and Financial Outlook

LogMeIn will not be holding a conference call or providing a financial outlook due to the Company’s pending transaction with affiliates of Francisco Partners and Evergreen Coast Capital Corp.

Where to Find Additional Business and Financial Information

Additional information regarding the Company’s second quarter results, financial condition and operations can be found in the Company’s Quarterly Report on Form 10-Q, which will be filed with the SEC after the market closes on July 29, 2020.  A copy of the Company’s Quarterly Report on Form 10-Q will be available on the SEC’s website, http://www.sec.gov, and the Company’s investor relations website at https://investor.logmeininc.com/about-us/investors/financials/sec-filings/default.aspx

Non-GAAP Financial Measures

This press release contains non-GAAP financial measures including non-GAAP revenue, EBITDA, EBITDA margin, adjusted EBITDA, adjusted EBITDA margin, non-GAAP operating income, non-GAAP income before provision for income taxes, non-GAAP provision for income taxes, non-

GAAP net income, non-GAAP net income per diluted share, adjusted cash flow from operations, and adjusted free cash flow.

•	Non-GAAP revenue excludes the impact of the fair value acquisition accounting adjustment on acquired deferred revenue.
•	EBITDA is GAAP net income (loss) excluding interest, income taxes, other (expense) income, net, and depreciation and amortization expense.
•	EBITDA margin is calculated by dividing EBITDA by revenue.
•

Adjusted EBITDA is EBITDA excluding the impact of the fair value acquisition accounting adjustment on acquired deferred revenue, acquisition-related costs, merger-related costs, stock-based compensation expense, restructuring charges, and litigation-related expense.

•	Adjusted EBITDA margin is calculated by dividing adjusted EBITDA by non-GAAP revenue, or GAAP revenue if not different.
•

Non-GAAP operating income excludes the impact of the fair value acquisition accounting adjustment on acquired deferred revenue, acquisition related costs and amortization, merger-related costs, stock-based compensation expense, restructuring charges, and litigation-related expense.

•

Non-GAAP provision for income taxes excludes the tax impact of the fair value acquisition accounting adjustment on acquired deferred revenue, acquisition-related costs and amortization, merger-related costs, stock-based compensation expense, restructuring charges, litigation-related expense, and discrete integration related tax impacts.

•	Non-GAAP net income and non-GAAP net income per diluted share reflects the adjustments noted in non-GAAP operating income and non-GAAP provision for income taxes above.
•

Adjusted cash flow from operations excludes acquisition retention-based bonus, litigation, restructuring, acquisition-related payments, merger-related payments and transaction and transition-related tax payments.

•	Adjusted free cash flow is adjusted cash flow from operations excluding purchases of property and equipment and intangible asset additions.

The exclusion of certain expenses in the calculation of non-GAAP financial measures should not be construed as an inference that these costs are unusual or infrequent. We anticipate excluding these expenses in the future presentation of our non-GAAP financial measures. The Company believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company's financial condition and results of operations. The Company's management uses these non-GAAP measures to compare the Company's performance to that of prior periods and uses these measures in financial reports prepared for management and the Company's board of directors. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company's financial measures with other software-as-a-service companies, many of which present similar non-GAAP financial measures to investors.

The Company does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant elements that are required by GAAP to be recorded in the Company's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management in determining these non-GAAP financial measures. In order to compensate for these limitations, management of the Company presents its non-GAAP financial measures in connection with its GAAP results. The Company urges investors to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures, which it includes in press releases announcing quarterly financial results, and not to rely on any single financial measure to evaluate the Company's business. Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP measures used in this press release are included in this release.

About LogMeIn, Inc.

LogMeIn, Inc.’s (Nasdaq:LOGM) category-defining products unlock the potential of the modern workforce by making it possible for millions of people and businesses around the globe to do their best work, whenever, however, and most importantly, wherever. A pioneer in remote work technology and a driving force behind today’s work-from-anywhere movement, LogMeIn has become one of the world’s largest SaaS companies with tens of millions of active users, more than 3,500 global employees, over $1.2 billion in annual revenue and more than 2 million customers worldwide who use its software as an essential part of their daily lives. The company is headquartered in Boston, Massachusetts with additional locations in North America, South America, Europe, Asia and Australia. LogMeIn is a registered trademark of LogMeIn, Inc. in the US and other countries around the world.

Contact Information:

Investors

Rob Bradley

LogMeIn, Inc.

781-897-1301

rbradley@LogMeIn.com

Press

Craig VerColen

LogMeIn, Inc.

781-897-0696

Press@LogMeIn.com

LogMeIn, Inc.
Condensed Consolidated Balance Sheets (unaudited)
(In thousands)

	December 31,	June 30,
	2019	2020
ASSETS
Current assets:
Cash and cash equivalents	$128,005	$249,464
Accounts receivable, net	107,595	108,959
Prepaid expenses and other current assets	89,351	103,585
Total current assets	324,951	462,008
Property and equipment, net	99,157	97,911
Operating lease assets	99,026	94,539
Restricted cash	1,883	1,796
Intangibles, net	840,427	736,107
Goodwill	2,414,287	2,414,229
Other assets	68,272	85,203
Deferred tax assets	7,994	9,090
Total assets	$3,855,997	$3,900,883
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$52,104	$43,965
Current operating lease liabilities	18,470	19,346
Accrued liabilities	161,996	151,198
Deferred revenue, current portion	390,087	448,755
Total current liabilities	622,657	663,264
Long-term debt	200,000	200,000
Deferred revenue, net of current portion	18,076	9,616
Deferred tax liabilities	170,482	151,684
Non-current operating lease liabilities	88,674	84,768
Other long-term liabilities	15,400	20,394
Total liabilities	1,115,289	1,129,726
Equity:
Common stock	573	577
Additional paid-in capital	3,369,893	3,393,750
Retained earnings	4,931	12,687
Accumulated other comprehensive income (loss)	684	(484)
Treasury stock	(635,373)	(635,373)
Total equity	2,740,708	2,771,157
Total liabilities and equity	$3,855,997	$3,900,883

LogMeIn, Inc.
Condensed Consolidated Statements of Operations (unaudited)
(In thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2020	2019	2020
Revenue	$313,064	$350,727	$620,764	$673,110
Cost of revenue	80,767	93,497	158,455	178,375
Gross profit	232,297	257,230	462,309	494,735
Operating expenses:
Research and development	40,379	37,170	81,096	77,049
Sales and marketing	120,825	121,521	235,459	247,731
General and administrative	34,539	30,291	68,425	63,990
Restructuring charge	956	3,032	9,430	21,573
Amortization of acquired intangibles	39,390	33,287	78,889	66,615
Total operating expenses	236,089	225,301	473,299	476,958
Income (loss) from operations	(3,792)	31,929	(10,990)	17,777
Interest income	415	225	1,076	492
Interest expense	(2,126)	(1,132)	(4,269)	(2,812)
Other income (expense), net	(107)	(374)	(367)	65
Income (loss) before income taxes	(5,610)	30,648	(14,550)	15,522
(Provision for) benefit from income taxes	(912)	(11,607)	(1,011)	(7,766)
Net income (loss)	$(6,522)	$19,041	$(15,561)	$7,756
Net income (loss) per share:
Basic	$(0.13)	$0.39	$(0.31)	$0.16
Diluted	$(0.13)	$0.39	$(0.31)	$0.16
Weighted average shares outstanding:
Basic	49,768	48,887	50,201	48,744
Diluted	49,768	49,186	50,201	49,189

LogMeIn, Inc.
Calculation of Non-GAAP Revenue (unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2020	2019	2020
	(in thousands)		(in thousands)
GAAP Revenue	$313,064	$350,727	$620,764	$673,110
Add Back:
Effect of acquisition accounting on fair value of acquired deferred revenue	330	—	748	—
Non-GAAP Revenue	$313,394	$350,727	$621,512	$673,110

Calculation of Non-GAAP Operating Income, Non-GAAP Net Income and Non-GAAP Net Income per Diluted Share (unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2020	2019	2020
	(In thousands, except per share data)		(In thousands, except per share data)
GAAP Net income (loss) from operations	$(3,792)	$31,929	$(10,990)	$17,777
Add Back:
Effect of acquisition accounting on fair value of acquired deferred revenue	330	—	748	—
Stock-based compensation expense	18,203	13,432	33,234	30,293
Acquisition related costs	2,947	168	6,871	2,631
Merger related costs	—	355	—	2,608
Restructuring charge	956	3,032	9,430	21,573
Litigation related expenses	530	786	693	1,706
Amortization of acquired intangibles	60,428	52,619	120,897	105,305
Non-GAAP Operating income	79,602	102,321	160,883	181,893
Interest and other expense, net	(1,818)	(1,281)	(3,560)	(2,255)
Non-GAAP Income before income taxes	77,784	101,040	157,323	179,638
Non-GAAP Provision for income taxes	(19,173)	(25,182)	(38,859)	(44,603)
Non-GAAP Net income	$58,611	$75,858	$118,464	$135,035
Non-GAAP net income per diluted share	$1.17	$1.54	$2.34	$2.75
Diluted weighted average shares outstanding used in computing per share amounts	50,027	49,186	50,587	49,189

Calculation of EBITDA and Adjusted EBITDA (unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2020	2019	2020
	(in thousands)		(in thousands)
GAAP Net income (loss)	$(6,522)	$19,041	$(15,561)	$7,756
Add Back:
Interest and other expense, net	1,818	1,281	3,560	2,255
Income tax provision (benefit)	912	11,607	1,011	7,766
Amortization of acquired intangibles	60,428	52,619	120,897	105,305
Depreciation and amortization expense	15,961	17,009	31,436	33,568
EBITDA	72,597	101,557	141,343	156,650
Add Back:
Effect of acquisition accounting on fair value of acquired deferred revenue	330	—	748	—
Stock-based compensation expense	18,203	13,432	33,234	30,293
Acquisition related costs	2,947	168	6,871	2,631
Merger related costs	—	355	—	2,608
Restructuring charge	956	3,032	9,430	21,573
Litigation related expenses	530	786	693	1,706
Adjusted EBITDA	$95,563	$119,330	$192,319	$215,461
EBITDA Margin	23.2%	29.0%	22.8%	23.3%
Adjusted EBITDA Margin	30.5%	34.0%	30.9%	32.0%

Calculation of Adjusted Cash Flows from Operations and Adjusted Free Cash Flow (unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2020	2019	2020
	(in thousands)		(in thousands)
GAAP Cash flows from operations	$83,717	$80,656	$203,367	$168,655
Add Back:
Litigation related payments	5	1,229	19	1,794
Acquisition retention-based bonus payments	3,763	9,343	5,226	12,629
Restructuring payments	5,155	13,901	7,049	17,543
Merger related payments	—	1,860	—	12,666
Acquisition-related payments	1,065	59	1,879	562
Adjusted cash flows from operations	93,705	107,048	217,540	213,849
Purchases of property and equipment	(9,894)	(9,703)	(22,081)	(18,104)
Intangible asset additions	(9,830)	(8,759)	(18,745)	(19,078)
Adjusted Free Cash Flow	$73,981	$88,586	$176,714	$176,667
GAAP Cash flows from operations as a % of Non-GAAP Revenue	26.7%	23.0%	32.7%	25.1%
Adjusted Cash flows from operations as a % of Non-GAAP Revenue	29.9%	30.5%	35.0%	31.8%
Adjusted Free Cash Flow as a % of Non-GAAP Revenue	23.6%	25.3%	28.4%	26.2%

Stock-Based Compensation Expense (unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2020	2019	2020
	(in thousands)		(in thousands)
Cost of revenue	$1,301	$1,232	$2,281	$2,490
Research and development	3,914	3,737	7,989	8,393
Sales and marketing	5,216	4,660	8,994	9,133
General and administrative	7,772	3,803	13,970	10,277
Total stock based-compensation	$18,203	$13,432	$33,234	$30,293

LogMeIn, Inc.
Condensed Consolidated Statements of Cash Flows (unaudited)
(In thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2020	2019	2020
Cash flows from operating activities
Net income (loss)	$(6,522)	$19,041	$(15,561)	$7,756
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Stock-based compensation	18,203	13,432	33,234	30,293
Depreciation and amortization	76,389	69,628	152,333	138,873
Benefit from deferred income taxes	(11,135)	(10,161)	(22,786)	(19,942)
Other, net	794	838	1,131	1,359
Changes in assets and liabilities, excluding effect of acquisitions and dispositions:
Accounts receivable	(1,914)	(2,135)	4,110	(3,121)
Prepaid expenses and other current assets	1,894	1,321	4,777	(15,226)
Other assets	(6,872)	(12,777)	(13,546)	(17,039)
Accounts payable	6,163	(713)	15,507	(9,318)
Accrued liabilities	(3,124)	(6,111)	16,226	(2,508)
Deferred revenue	6,430	4,129	30,250	52,655
Other long-term liabilities	3,411	4,164	(2,308)	4,873
Net cash provided by operating activities	83,717	80,656	203,367	168,655
Cash flows from investing activities
Purchases of property and equipment	(9,894)	(9,703)	(22,081)	(18,104)
Intangible asset additions	(9,830)	(8,759)	(18,745)	(19,078)
Acquisition of businesses, net of cash acquired	—	—	(22,463)	—
Net cash provided by (used in) investing activities	(19,724)	(18,462)	(63,289)	(37,182)
Cash flows from financing activities
Proceeds from issuance of common stock upon option exercises and employee stock purchase plan	41	6,771	82	6,856
Payments of withholding taxes in connection with restricted stock unit vesting	(9,888)	(11,351)	(17,676)	(13,288)
Payment of contingent consideration	(1,857)	—	(1,857)	(1,294)
Dividends paid on common stock	(16,182)	—	(32,699)	—
Purchase of treasury stock	(70,164)	—	(124,232)	—
Net cash provided by (used in) financing activities	(98,050)	(4,580)	(176,382)	(7,726)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	593	2,288	(792)	(2,375)
Net increase (decrease) in cash, cash equivalents and restricted cash	(33,464)	59,902	(37,096)	121,372
Cash, cash equivalents and restricted cash, beginning of period	146,860	191,358	150,492	129,888
Cash, cash equivalents and restricted cash, end of period	$113,396	$251,260	$113,396	$251,260